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                                                                   EXHIBIT 23.11



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report, dated April 29, 1999, on the financial statements of Linemen, Inc. dba California Communications (a C corporation), by reference into Integrated Electrical Services, Inc.'s Amendment No. 2 to Form S-4 (Filed No. 333-75139).




                                            S. J. Gallina & Co. LLP

S.J. Gallina & Co., LLP
Sacramento, California
May 18, 1999